SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  October 28, 1998
(Date of earliest event reported)

Commission File No. 333-45021


                      Norwest Asset Securities Corporation
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                Delaware                                 52-1972128
        ------------------------            ------------------------------------
        (State of Incorporation)            (I.R.S. Employer Identification No.)


7485 New Horizon Way, Frederick, Maryland                  21703
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 Address of principal executive offices                  (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


     ----------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  Other Events

     On October 28, 1998, Norwest Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1998-25, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-26, Class A-R, Class A-LR, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $1,140,272,999.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of October 28, 1998, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank") and First Union National Bank, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1998-25, Class A-PO Certificates, having aggregate initial principal balances of $1,838,521.77, and Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $8,052,097.86 (the "Private Class B Certificates" and, together with the Class A-PO Certificates and the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

     As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.14% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Class A-PO and Private Class B Certificates. Distributions on the Private Class B Certificates are subordinated to distributions on the Offered Certificates and the Class A-PO Certificates.

     Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

     An election will be made to treat the Trust Estate as two REMICs for federal income tax purposes (the "Upper-Tier REMIC" and "Lower-Tier REMIC," respectively). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-26, Class A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates and each component of the Class A-8 and Class A-9 Certificates will be treated as "regular interests" in the Upper-Tier REMIC and the Class A-R and Class A-LR Certificate will be treated as the "residual interests" in the Upper-Tier REMIC and Lower-Tier REMIC, respectively.

ITEM 7.  Financial Statements and Exhibits

          (c) Exhibits

Item 601(a)
of Regulation S-K

Exhibit No.                                      Description
-----------                                      -----------

  (EX-4) Pooling and Servicing Agreement, dated as of October 28, 1998, among Norwest Asset Securities Corporation, Norwest Bank Minnesota, National Association and First Union National Bank, as trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NORWEST ASSET SECURITIES CORPORATION

October 28, 1998

                                        /s/ ALAN S. MCKENNEY
                                        ------------------------------------
                                        Alan S. McKenney
                                        Vice President

                                INDEX TO EXHIBITS

                                                                   Paper (P) or
Exhibit No.                      Description                      Electronic (E)
-----------                      -----------                      --------------

   (EX-4)              Pooling and Servicing Agreement,                 E
                       dated  as of  October  28,  1998
                       among Norwest  Asset  Securities
                       Corporation,     Norwest    Bank
                       Minnesota,  National Association
                       and First Union  National  Bank,
                       as trustee.